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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 30, 2000

                              drugstore.com, inc.
              (Exact Name of Registrant as Specified in Charter)

          Delaware                             0-26137                        04-3416255
(State or Other Jurisdiction of            (Commission File                (I.R.S. Employer
        Incorporation)                          Number)                    Identification No.)

                    13920 Southeast Eastgate Way, Suite 300
                          Bellevue, Washington 98005
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, Including Area Code:
                                (425) 372-3200
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Item 5.    Other Events.

On July 30, 2000, drugstore.com, inc. (the "Company") entered into a Stock Purchase Agreement and a Preferred Stock Purchase Agreement with several purchasers. Such purchasers agreed to purchase approximately $62,683,000 of Common Stock and Convertible, Non-Voting Preferred Stock from the Company.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.    TITLE
-----------    -----

   99.1        Press Release, dated as of July 31, 2000, of the Company.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2000

                              drugstore.com, inc.

                              By:  /s/ David Rostov
                                   -----------------
                                   Name:    David Rostov
                                   Title:   Vice President, Chief Financial
                                            Officer and Treasurer


                                       3
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                                 EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------

99.1      Press Release, dated as of July 31, 2000, of the Company.